Exhibit 10.1

EXECUTION VERSION

$ 300,000,000

WARREN RESOURCES, INC.

9.000% Senior Notes due 2022

Purchase Agreement

August 6, 2014

BMO Capital Markets Corp.

Jefferies LLC

Wells Fargo Securities, LLC

As Representatives of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o BMO Capital Markets Corp.

3 Times Square, 28th Floor

New York, New York 10036

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Warren Resources, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $300,000,000 principal amount of its 9.000% Senior Notes due 2022 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of August 11, 2014 (the “Indenture”) among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities are being issued and sold in connection with the Company’s proposed acquisition (the “Acquisition”) of essentially all of the Marcellus assets of

Citrus Energy Corporation and two other working interest owners pursuant to a Purchase and Sale Agreement, dated July 6, 2014, among the Company and Citrus Energy Appalachia, LLC (“Citrus”), TLK Energy LLC (“TLK”) and Troy Energy Investments, LLC (“TEI” and together with Citrus and TLK, the “Citrus Entities”) (the “Acquisition Agreement”).  In connection with the Acquisition, the Company will enter into an amended and restated, reserve-based revolving credit agreement (the “Revolving Credit Agreement” and together with the Acquisition, the “Transactions”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Company and the Guarantors have prepared a preliminary offering memorandum dated July 25, 2014 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”).  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated July 25, 2014 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively.

At or prior to 2:30 p.m. (New York City time), the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees.

The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.                                      Purchase and Resale of the Securities.

(a)                                 The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 96.617% of the principal amount thereof plus accrued interest, if any, from August 11, 2014 to the Closing Date.  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)                                 The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)                                  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)                               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)                               within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)                               in accordance with the restrictions set forth in Annex C hereto.

(c)                                  Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(h) and 6(i), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)                                 The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)                                  The Company and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person.  Additionally, neither the Representatives nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representatives or any Initial Purchaser of the Company, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

2.                                      Payment and Delivery.

(a)                                 Payment for and delivery of the Securities will be made at the offices of Thompson & Knight L.L.P. at 10:00 A.M., New York City time, on August 11, 2014, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.  The Securities will be delivered to the Trustee, as custodian for The Depository Trust Company (“DTC”), in the form of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b)                                 Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery of the Notes, through the facilities of DTC, to the Representatives.

3.                                      Representations and Warranties of the Company and the Guarantors.  The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a)                                 Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b)                                 Additional Written Communications.   The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in any Issuer Written Communication, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(c)                                  Financial Statements.  (i) The financial statements and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the financial position of the Company and its subsidiaries at the dates and for the periods indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby; and the other financial information of the Company and its subsidiaries included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; (ii) the financial statements of Citrus and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the financial position of Citrus at the dates and for the periods indicated solely as it relates to the Citrus assets to be acquired and the Citrus liabilities to be assumed by the Company and Citrus’s revenues, direct costs and operating expenses for the periods specified; such financial statements have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods covered thereby; the other financial information of Citrus included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of Citrus and presents fairly, in all material respects, the information shown thereby; (iii) the financial statements of TLK and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum present fairly, in all material respects, the financial position of TLK at the dates and for the periods indicated solely as it relates to the TLK assets to be acquired and the TLK liabilities to be assumed by the Company and TLK’s revenues, direct costs and operating expenses for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby (as qualified by the relief granted by the Commission to the Company by the Commission’s letter dated July 8, 2014 previously furnished to the Representatives); the other financial information of TLK included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of TLK and presents fairly, in all material respects, the information shown thereby; and (iv) the pro forma financial information and the related notes thereto included in each of the Time of Sale Information and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Memorandum.

(d)                                 No Material Adverse Effect.  Since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Offering Memorandum (i) there has not been and will not have been a material adverse change in the business, properties, business prospects currently contemplated, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, arising for any reason whatsoever (a “Material Adverse Effect”) or a material adverse change in the capitalization of the Company, (ii) the Company has not incurred, nor will it incur, any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into, any material transactions not in the ordinary course of business, other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(e)                                  Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which the nature of the activities conducted by them or the character of the assets owned or leased by them makes such licensing or qualification necessary and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Time of Sale Information and the Offering Memorandum, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity other than its subsidiaries listed in Schedule 3 to this Agreement.

(f)                                   Capitalization.  Except for grants of equity-based awards under compensation plans which are disclosed in the Company’s periodic reports filed with the Commission pursuant to the Exchange Act, the authorized, issued and outstanding capital stock of the Company, prior to giving effect to the Acquisition, is as set forth in each of the Time of Sale Information and the Offering Memorandum under the column “Actual” under the heading “Capitalization” and after giving effect to the Acquisition, is as set forth in each of the Time of Sale Information and the Offering Memorandum under the column “As Adjusted” under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (except, with respect to Warren Energy Services, LLC, as such non-assessability may be affected by Section 18-607 or 18-804 of the Delaware Limited Liability Company Act) and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, or claim whatsoever (collectively, “Liens”), except for Liens pursuant to the Second Amended and Restated Credit Agreement dated as of December 15, 2011, among the Company, the Guarantors, Bank of Montreal, as administrative agent, and the lenders party thereto (as further amended, the “Credit Agreement”).

(g)                                  Due Authorization.  The Company and each of the Guarantors have corporate power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities (including the related Guarantees), and the Registration Rights Agreement (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder.

(h)                                 The Indenture.  The Indenture has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i)                                     The Securities and the Guarantees.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j)                                    The Exchange Securities.  On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k)                                 Purchase and Registration Rights Agreements.  This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l)                                     Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(m)                             No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which their respective properties are bound or affected; or (iii) in violation of any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)                                 No Conflicts.  The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees, the issuance of the Exchange Securities and the related Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination or acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or affected, (ii) violate the articles of incorporation or by-laws or similar organizational documents of the Company or applicable governing documents of any of its subsidiaries or (iii) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)                                 No Consents Required.  Assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers set forth herein, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees, the issuance of the Exchange Securities and the related Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for (i) such consents, approvals, authorizations, orders and registrations or qualifications as may be required (A) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (B) with respect to the Exchange Securities (including the related Guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement or (C) with respect to the Acquisition as contemplated by the Acquisition Agreement or (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may have been, or on or prior to the Closing Date, will be obtained.

(p)                                 Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no actions, suits or proceedings pending, or to the Company’s knowledge, threatened against or affecting, the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to cause a Material Adverse Effect.  There are no pending investigations known to the Company involving the Company or any of its subsidiaries by any governmental agency having jurisdiction over the Company or any of its subsidiaries or their respective businesses or operations.

(q)                                 Independent Accountants.  (i) Grant Thornton LLP, which expressed its opinion with respect to certain financial statements of the Company and its subsidiaries included in the Time of Sale Information and the Offering Memorandum, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act. (ii) To the Company’s knowledge, Richie May & Co., which expressed its opinion with respect to certain financial statements of Citrus included in the Time of Sale Information and the Offering Memorandum, are independent public accountants with respect to Citrus within the applicable rules and regulations adopted by the Commission and as required by the Securities Act. (iii) To the Company’s knowledge, Hogan Taylor LLP, which expressed its opinion with respect to certain financial statements of TLK included in the Time of Sale Information and the Offering Memorandum, are independent public accountants with respect to TLK within the applicable rules and regulations adopted by the Commission and as required by the Securities Act.

(r)                                    Reserve Data.  (i) The oil and natural gas reserve estimates of the Company and its subsidiaries as of December 31, 2011, 2012 and 2013 contained in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum are derived from reports that have been prepared by Netherland, Sewell & Associates, Inc., as set forth and to the extent indicated therein; and such estimates are in accordance, in all material respects, with Commission rules and guidelines that are currently in effect for oil and gas producing companies applied on a consistent basis throughout the periods involved.  (ii) The oil and natural gas reserve estimates of the Citrus Entities as of June 30, 2014 contained in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum are derived from reports that have been prepared by Netherland, Sewell & Associates, Inc., as set forth and to the extent indicated therein; and such estimates are in accordance, in all material respects, with Commission rules and guidelines that are currently in effect for oil and gas producing companies applied on a consistent basis throughout the periods involved.

(s)            Independent Petroleum Engineers.  (i) Netherland, Sewell & Associates has represented to the Company that it is, and the Company believes it to be, independent petroleum engineers with respect to the Company and its subsidiaries for the periods set forth in the Time of Sale Information and the Offering Memorandum. (ii) Netherland, Sewell & Associates has represented to the Company that it is, and the Company believes it to be, independent petroleum engineers with respect to the Citrus Entities for the periods set forth in the Time of Sale Information and the Offering Memorandum.

(t)            Title to Property.  The Company and its subsidiaries have defensible title to all of their interests in oil and gas properties (other than interests earned under farm-out, participation or similar agreements in which an assignment or transfer is pending) and all other real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (i) as described in the Time of Sale Information and the Offering Memorandum, (ii) liens and encumbrances under the Credit Agreement, (iii) liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farm-out agreements and other oil and gas exploration participation, production and transportation agreements, in each case that secure payment of amounts not yet due and payable for the performance of other inchoate obligations and are of a scope and nature customary in the oil and gas industry or arise in connection with drilling and production operations, or (iv) do not, singly or in the aggregate, materially affect the value of the affected property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries, as the case may be. All of the leases and subleases of real property that are material to the business of the Company or any of its subsidiaries and under which the Company or any of its subsidiaries holds properties described in the Time of Sale Information and the Offering Memorandum are in full force and effect, and neither the Company nor any of its subsidiaries has received notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of such leases or subleases, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(u)           Intellectual Property.  Except as set forth in the Time of Sale Information and the Offering Memorandum, each of the Company and its subsidiaries owns, is licensed or otherwise has adequate rights to use Company technology (including but not limited to patented, patentable and unpatented inventions and unpatentable proprietary or confidential information, systems or procedures), designs, processes, trademarks, trade secrets, know how, copyrights and other works of authorship, computer programs and technical data and information (collectively, the “Intellectual Property”) that are or could reasonably be expected to be material to its business as currently conducted or proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or proposed to be sold by any of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has received any threat of or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property.

(v)           Trademarks.  The Company and each of its subsidiaries owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names that are used in or reasonably necessary for the conduct of its respective business as described in the Time of Sale Information and the Offering Memorandum. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any such trademarks or trade names, or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and each of its subsidiaries of such trademarks and trade names does not, to the Company’s knowledge, infringe the rights of any person

(w)          Protection of Intellectual Property.  Each of the Company and its subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property in all material aspects

(x)           No Undisclosed Relationships.    There are no business relationships or related party transactions involving the Company or any other person required to be described in a registration statement on Form S-1 to be filed with the Commission in accordance with Item 404 of Regulation S-K and that have not been so described in each of the Time of Sale Information and the Offering Memorandum.

(y)           Investment Company Act.  Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(z)           Taxes.  The Company and each of its subsidiaries has filed all federal, state and foreign income and franchise tax returns and has paid all taxes required to be filed or paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(c) above in respect of all material federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

(aa)         Licenses and Permits.  Except as set forth in the Time of Sale Information and the Offering Memorandum, each of the Company and its subsidiaries has all governmental and other regulatory authorizations, approvals, orders, licenses, certificates, franchises or permits (collectively, the “Licenses and Permits”) necessary to carry on its business as contemplated in the Time of Sale Information and the Offering Memorandum; except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as set forth in the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Licenses and Permits for which the revocation or modification of any such License or Permit would reasonably be expected to have a Material Adverse Effect.

(bb)         No Labor Disputes.  The Company is not involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

(cc)         Environmental Matters.  Each of the Company and its subsidiaries (i) is in compliance in all material respects with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) has received all Licenses and Permits under applicable Environmental Laws necessary to conduct its businesses and (iii) is in compliance in all material respects with all terms and conditions of any such License or Permit.

(dd)         Compliance with ERISA.  Neither the Company nor any of its subsidiaries has maintained or contributed to, nor does any of them have any material liability to, a defined benefit plan as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  No plan maintained or contributed to by the Company that is subject to ERISA (an “ERISA Plan”) (or any trust created thereunder) has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code that could subject the Company or any of its subsidiaries to any material tax penalty on prohibited transactions and that has not adequately been corrected. Each ERISA Plan is in compliance in all material respects with all reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan, except for any noncompliance which would not result in the imposition of a material tax or monetary penalty. With respect to each ERISA Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code, either (i) a determination letter has been issued by the Internal Revenue Service stating that such ERISA Plan and the attendant trust are qualified thereunder, or (ii) the remedial amendment period under Section 401(b) of the Code with respect to the establishment of such ERISA Plan has not ended and a determination letter application will be filed with respect to such ERISA Plan prior to the end of such remedial amendment period. Neither the Company nor any of its subsidiaries has ever completely or partially withdrawn from a “multiemployer plan,” as defined in Section 3(37) of ERISA.

(ee)         Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act), that (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (B) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the Commission; and (C) are effective in all material respects to perform the functions for which they were established.

(ff)          Internal Control Over Financial Reporting and Internal Accounting Controls.  The Company maintains (i) effective internal control over financial reporting as defined in Rules 13a-15 and 15d-15 under the Exchange Act and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(gg)         Accounting System. The Company and its subsidiaries (i) make and keep accurate books and records in all material respects and (ii) maintain internal accounting controls that provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh)         No Material Weakness in Internal Controls.  Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii)           No Significant Deficiency.  The Company is not aware of (A) any significant deficiency in the design or operation of its internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls since the end of the Company’s most recent audited fiscal year; or (B) any fraud, whether or not material, that involves management or other employees of the Company or any subsidiary who have a significant role in the Company’s internal controls.

(jj)           Insurance.  The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as the Company believes is adequate for the conduct of its business and the value of its properties and is customary for companies engaged in similar industries.

(kk)         No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ll)           Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(mm)      No Conflicts with Sanctions Laws.  None of the Company, any of its subsidiaries or, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), or the government of Canada or Israel (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that, at the time of such funding, is subject to any Sanctions.

(nn)         Solvency.  On and immediately after the Closing Date, the Company and each Guarantor (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the present fair market value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(oo)         Acquisition.   To the Company’s and the Guarantors’ knowledge, the representations and warranties of the Citrus Entities contained in Article IV of the Acquisition Agreement (as qualified therein and in the disclosure schedules thereto) were, as of the date of the Acquisition Agreement, true and accurate in all material respects.  To the Company’s and the Guarantors’ knowledge, the Citrus Entities were not, as of the date of the Acquisition Agreement, in default or breach, and no event has occurred that, with notice or lapse of time or both, would constitute such default or breach, of the due performance or observance of any term, agreement, covenant or condition contained in the Acquisition Agreement, in each case expect to the extent that such default or breach would not reasonably be expected to result in a Material Adverse Effect.

(pp)         No Restrictions on Subsidiaries.  No subsidiary is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary, except for any such restrictions (a) contained in the Credit Agreement or (b) that will be permitted by the Indenture.

(qq)         No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(rr)           Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(ss)          No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(tt)           No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers and their affiliates, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(uu)         Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act.

(vv)         No Stabilization.  Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ww)       Industry Statistical and Market Data.  Nothing has come to the attention of the Company or any Guarantor that has caused the Company or such Guarantor to believe that the industry statistical and market-related data included in the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that the Company and the Guarantors believe to be reliable and accurate in all material respects.

(xx)         Sarbanes-Oxley Act.  The Company is, and after giving effect to the offering and sale of the Securities will be, in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder.

(yy)         Warren Management Corp. Warren Management Corp., a Delaware corporation and an inactive subsidiary of the Company, has no assets, indebtedness or liabilities.

4.             Further Agreements of the Company and the Guarantors.  The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a)           Delivery of Copies.  The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

(b)           Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representatives reasonably object.

(c)           Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.

(d)           Notice to the Representatives.  The Company will advise the Representatives promptly (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)           Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will promptly notify the Initial Purchasers thereof and promptly prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)            Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will promptly notify the Initial Purchasers thereof and promptly prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)           Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)           Clear Market.  During the period from the date hereof through and including the date that is 45 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i)            Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds”.

(j)            Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)           DTC.   The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)            No Resales by the Company.  The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)          No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)           No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers and their affiliates, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)           No Stabilization.  Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.             Certain Agreements of the Initial Purchasers.    Each Initial Purchaser severally and not jointly hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Time of Sale Information or the Offering Memorandum.

6.             Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)           No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)           No Material Adverse Effect.  No event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)           Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraph (c) above.

(e)           Comfort Letters.  On the date of this Agreement and on the Closing Date, Grant Thornton LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to the Company contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the

Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)            Citrus and TLK Comfort Letters.      (i) On the date of this Agreement and on the Closing Date, Richey May & Co. shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to Citrus contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.  (ii) On the date of this Agreement and on the Closing Date, Hogan Taylor LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to TLK contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)           Opinion and 10b-5 Statement of Counsel for the Company.  Thompson & Knight L.L.P., counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

(h)           Opinions of Local Counsel and General Counsel.  (i) Venable LLP, Maryland counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex E hereto and (ii)  Ellis Vickers, associate general counsel for the Company qualified to practice law in New Mexico, shall have furnished to the Representatives, at the request of the Company, his written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex F hereto.

(i)            Opinion and 10b-5 Statement of Counsel for the Initial Purchasers.  The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)            Reserve Letters.  On the date of this Agreement and on the Closing Date, as the case may be, Netherland, Sewell & Associates, Inc. shall have furnished to the Representatives, at the request of the Company, reserve report confirmation letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, with respect to the Company and the Citrus Entities, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in such letters to underwriters with respect to the reserve and other operational information contained in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum.

(k)           Registration Rights Agreement.  The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(l)            Transactions.    Concurrently with or prior to the Closing Date, the Transactions shall have been consummated in a manner consistent in all material respects with the description thereof in the Time of Sale Information and the Offering Memorandum.

(m)          DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(n)           Indenture and Securities.  The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(o)           Additional Documents.  On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.             Indemnification and Contribution.

(a)           Indemnification of the Initial Purchasers.  The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto)

or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b)           Indemnification of the Company and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: the third paragraph, the fourth and fifth sentences of the ninth paragraph and the eleventh paragraph under the caption “Plan of Distribution.”

(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ intent and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability.  The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.             Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (a) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the NASDAQ Global Market; (b) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.             Defaulting Initial Purchaser.

(a)           If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10.          Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any necessary transfer and other stamp taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, provided, however, that the Initial Purchasers shall bear one half of the cost associated with any aircraft chartered with the consent of the Company.

(b)           If (i) this Agreement is terminated pursuant to Section 8(b), (ii) the Company for any reason is unable to perform its obligations or to fulfill any condition hereunder or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement (in each case, other than by reason of any action or default by any of the Intiial Purchasers), the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby provided, however that (i) such costs and expenses shall not exceed $162,500 in the aggregate without the Company’s consent, which consent shall not be unreasonably withheld, and (ii) the Company and the Guarantors shall not be obligated to reimburse expenses for any defaulting Initial Purchaser pursuant to Section 9.

11.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.          Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

13.          Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act, provided, however, that Warren Management Corp. shall not constitute a subsidiary for the purposes of this Agreement, other than the last sentence of Section 3(e) and Section 3(xx) hereof; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.          Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.          Miscellaneous.

(a)           Authority of the Representatives.  Any action by the Initial Purchasers hereunder may be taken by BMO Capital Markets Corp. on behalf of the Initial Purchasers, and any such action taken by BMO Capital Markets Corp. shall be binding upon the Initial Purchasers.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representatives c/o BMO Capital Markets Corp., 3 Times Square, 28th Floor, New

York, New York 10036 (fax: (212) 702-1885) Attention: J.J. McHale, with a copy to the Legal Department (fax: (212) 702-1205), Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202 (fax: (704) 410-4874 with such fax to be confirmed by telephone to (704) 383-0550); Attention: Capital Markets Counsel]), with a copy to D. Rhett Brandon, Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (fax: 212-455-2502).  Notices to the Company and the Guarantors shall be given to them at Warren Resources, Inc., 1114 Ave of the Americas, New York, New York, 10036, (fax: (212) 697-9466); Attention: David Fleming, with a copy to Alan Baden, Thompson & Knight L.L.P., 333 Clay Street, Suite 3300, Houston, Texas 77002 (fax: 832-397-8044).

(c)           Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Submission to Jurisdiction.  The Company and each of the Guarantors hereby submit to the exclusive jurisdiction of the competent U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company and each of the Guarantors waive any objection which they may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  Each of the Company and the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e)           Waiver of Jury Trial.  Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)            Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)           Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

WARREN RESOURCES, INC.

By	/s/ Philip A. Epstein
Title: Philip A. Epstein
Name: Chief Executive Officer

WARREN E&P, INC.

By	/s/ Philip A. Epstein
Title: Philip A. Epstein
Name: Chief Executive Officer

WARREN RESOURCES OF CALIFORNIA, INC.

By	/s/ Philip A. Epstein
Title: Philip A. Epstein
Name: Chief Executive Officer

WARREN MARCELLUS LLC

By	/s/ Philip A. Epstein
Title: Philip A. Epstein
Name: Chief Executive Officer

Accepted: August 6, 2014

BMO CAPITAL MARKETS CORP.

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By	/s/ Tom Dale
Authorized Signatory

JEFFERIES LLC

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By	/s/ Stephen Straty
Authorized Signatory

WELLS FARGO SECURITIES, LLC

For itself and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

By	/s/ Jeff Gore
Authorized Signatory

Schedule 1

Initial Purchaser	Principal Amount
BMO Capital Markets Corp.	$210,000,000
Jefferies LLC	22,500,000
Wells Fargo Securities, LLC	22,500,000
Capital One Securities, Inc.	10,500,000
U.S. Bancorp Investments, Inc.	10,500,000
BOSC, Inc.	6,000,000
Comerica Securities, Inc.	6,000,000
KeyBanc Capital Markets Inc.	6,000,000
Santander Investment Securities Inc.	6,000,000
Total	$300,000,000

Schedule 2

Guarantors

Warren E&P, Inc.

Warren Resources of California, Inc.

Warren Marcellus LLC

Schedule 3

Subsidiaries

Entity Name	Jurisdiction of Incorporation or Formation
Warren E&P, Inc.	New Mexico
Warren Resources of California, Inc.	California
Warren Energy Services, LLC	Delaware
Warren Management Corp.	Delaware
Warren Marcellus LLC	Delaware

ANNEX A

a.                                      Additional Time of Sale Information

1.                                      Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Pricing Term Sheet, dated August 6, 2014

to Preliminary Offering Memorandum dated July 25, 2014

Strictly Confidential

Warren Resources, Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum of Warren Resources, Inc., dated July 25, 2014 (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Warren Resources, Inc.
Security description:	9.000% Senior Notes due 2022
Distribution:	144A/Regulation S with Registration Rights as set forth in the Preliminary Offering Memorandum
Size:	$300,000,000
Gross proceeds:	$295,851,000
Maturity:	August 1, 2022
Coupon:	9.000%
Issue price:	98.617% of face amount, plus accrued interest from August 11, 2014 if any.
Yield to maturity:	9.25%
Benchmark treasury:	UST 1.75% due May 15, 2022
Spread to benchmark treasury:	+700 basis points
Interest Payment Dates:	February 1 and August 1, commencing February 1, 2015
Record dates:	January 15 and July 15 of each year
Equity clawback:	Up to 35% at 109.000% prior to August 1, 2017
Optional redemption:
Make-whole call @ T+50 bps prior to August 1, 2017 then:

	On or after:	Price:
	August 1, 2017	106.750%
	August 1, 2018	104.500%
	August 1, 2019	102.250%
	August 1, 2020 and thereafter	100.000%

Change of control:	Puttable at 101% of principal plus accrued and unpaid interest
Trade date:	August 6, 2014
Settlement date:	August 11, 2014 (T+3)
CUSIP:	144A: 93564A AM2 Reg S: U93528 AB0
ISIN:	144A: US93564AAM27 Reg S: USU93528AB08
Denominations/Multiple:	2,000 x 1,000
Ratings*:	S&P: B- Moody’s: Caa1
Joint Bookrunners:	BMO Capital Markets Corp. Jefferies LLC Wells Fargo Securities, LLC

Co-Managers:	Capital One Securities, Inc. U.S. Bancorp Investments, Inc. BOSC, Inc. Comerica Securities, Inc. KeyBanc Capital Markets Inc. Santander Investment Securities Inc.

Additional comments:

Summary—Summary Historical and Pro Forma Combined Financial and Other Data

The pro forma lease operating expense and taxes figure for the three months ended March 31, 2013 is changed from 10,714 to 11,714.

Summary—Summary Historical and Pro Forma Combined Financial and Other Data

The pro forma unrealized hedging gain for the three months ended March 31, 2014 is changed from 807 to (807) and the pro forma unrealized hedging gain for the twelve months ended March 31, 2014 is changed from 125 to (125).

Business—Oil and Natural Gas Acreage

The total developed net acreage position is changed from 25,504 to 23,504.

Warren Resources, Inc.—Unaudited Pro Forma Consolidated Financial Statements—Consolidated Statements of Operations for the three months ended March 31, 2014

Lease operating expense and taxes for Citrus Energy Corp. Historical is changed from 4,472,018 to 4,742,018 and depreciation, depletion and amortization for TLK Partners LLC Historical is changed from 596,75 to 596,275.

Warren Resources, Inc.—Audited Consolidated Financial Statements—Consolidated Statement of Stockholders’ Equity years ended December 31, 2013, 2012 and 2011

Total comprehensive income for the year ended December 31, 2011 is changed from 21,7 to 21,758.

TLK Partners LLC—Audited Financial Statements—Supplemental Unaudited Natural Gas Information—Changes in Standardized Measure of Discounted Future Net Cash Flows

The purchase of minerals in place for the year ended December 31, 2012 is changed from 39,572,000 to 25,040,000 and net changes in development costs is changed from (14,532,000) to —.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)                                 Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)                                 Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)                                  None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)                               At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.”

(iv)                              Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

ANNEX D

FORM OF T&K OPINION

THOMPSON & KNIGHT LLP
AUSTIN
ATTORNEYS AND COUNSELORS	DALLAS
FORT WORTH
THREE ALLEN CENTER	HOUSTON
333 CLAY STREET • SUITE 3300	LOS ANGELES
HOUSTON, TEXAS 77002	NEW YORK
713.654.8111	SAN FRANCISCO
FAX 713.654.1871
www.tklaw.com	ALGIERS
LONDON
MONTERREY
PARIS

August , 2014

BMO Capital Markets Corp.,

Jefferies LLC and

Wells Fargo Securities, LLC, as representative of

the Initial Purchasers (as defined below)

c/o BMO Capital Markets Corp.

3 Times Square, 28th Floor

New York, New York 10036

Ladies and Gentlemen:

We have acted as special counsel for Warren Resources, Inc., a Maryland corporation (the “Company”), in connection with the transactions contemplated by the Purchase Agreement dated as of                  , 2014 (the “Purchase Agreement”) between the Company, Warren E&P, Inc., a New Mexico corporation (“Warren E&P”), Warren Resources of California, Inc., a California corporation (“Warren California”), Warren Marcellus LLC, a Delaware limited liability company (“Warren Marcellus”), and you, as representatives of the initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”).  This opinion letter is furnished to you solely for purposes of complying with the requirements of Section 6(g) of the Purchase Agreement.

In this opinion letter:

(a)                                 The Company, Warren E&P, Warren California and Warren Marcellus are referred to as the “Relevant Parties”, and

(b)                                 Warren Energy Services, LLC and Warren Marcellus are referred to as the “Delaware Entities”.

In connection with this opinion letter, we have examined original counterparts or copies of original counterparts of the following documents:

(a)                                 The Purchase Agreement.

(b)                                 The Indenture dated as of August     , 2014 (including the guarantee included in Article 10 thereof, the “Indenture”) among the Relevant Parties and U.S. Bank National Association (“US Bank”), as trustee (the “Trustee”).

(c)                                  The    .      % Senior Notes due 2022 issued today by the Company (the “Notes”).

(d)                                 The Registration Rights Agreement dated as of the date hereof (the “Registration Rights Agreement”) between the Company, Warren E&P, Warren California, Warren Marcellus and you.

(e)                                  The Preliminary Offering Memorandum dated July     , 2014 (the “Preliminary Offering Memorandum”) relating to the offering of the Notes (together with the documents and pricing information set forth in Annexes A and B to the Purchase Agreement, the “Pricing Disclosure Package”).

(f)                                   The Offering Memorandum dated                  , 2014 (the “Offering Memorandum”) relating to the offering of the Notes.

The documents listed in items (a) through (d) above and any    .      % Senior Notes due 2022 that may be issued in accordance with any exchange offer pursuant to the Registration Rights Agreement  (the “Exchange Notes”) are referred to collectively herein as the “Transaction Documents”, and the Transaction Documents other than the Purchase Agreement are referred to collectively herein as the “Opinion Documents”.  We have also examined originals or copies of such other records of the Relevant Parties, certificates of public officials and of officers of the Relevant Parties and agreements and other documents as we have deemed necessary, subject to the assumptions set forth below, as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed:

(i)                                     The genuineness of all signatures.

(ii)                                  The authenticity of the originals of the documents submitted to us.

(iii)                               The conformity to authentic originals of any documents submitted to us as copies.

(iv)                              As to matters of fact, the truthfulness of the representations made or otherwise incorporated in the Purchase Agreement and the other Transaction Documents and representations and statements made in certificates of public officials and officers of the Relevant Parties and the Delaware Entities.

(v)                                 That the Opinion Documents constitute valid, binding and enforceable obligations of each party thereto (other than the Relevant Parties party thereto).

(vi)                              That:

(A)                               Each of the Company and Warren E&P is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

(B)                               Each of the Company and Warren E&P has full power to execute, deliver and perform the Opinion Documents to which it is a party and has duly executed and delivered (except to the extent Applicable Laws are applicable to such execution and delivery) such Opinion Documents.

(C)                               The execution, delivery and performance by the Company and Warren E&P of the Opinion Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise) and do not contravene its articles or certificate of incorporation or bylaws.

(D)                           The execution, delivery and performance by each Relevant Party of the Opinion Documents to which it is a party do not:

(1)                                 Except with respect to Applicable Laws (and (I) the laws, rules and regulations referred to in qualifications (a)(i) and (ii), insofar as they relate to our opinions in paragraphs 1, 2, 3 and 7(a) and (II) the laws, rules and regulations referred to in paragraphs 6, 7(c), 8, 9 and 10, insofar as they relate to the matters referred to therein) violate any law, rule or regulation applicable to it, or

(2)                                 result in any conflict with or breach of any agreement or document binding on it (other than any Applicable Contract (as defined below), to the extent we opine thereon in paragraph 7(b)) of which the addressee hereof or any Initial Purchaser has knowledge, has received notice or has reason to know.

(E)                                Except as required by Applicable Laws (and (I) the laws, rules and regulations referred to in qualifications (a)(i) and (ii), insofar as they relate to our opinions in paragraphs 1, 2, 3 and 7(a) and (II) the laws, rules and regulations referred to in paragraphs 6, 7(c), 8, 9 and 10, insofar as they relate to the matters referred to therein), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which an addressee hereof has knowledge, has received notice or has reason to know, other than any Applicable Contract, to the extent we opine thereon in paragraph 7(b)) any other third party is required for the due execution, delivery or performance by any Relevant Party of any Opinion Document to which it is a party or, if any such authorization, approval, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

(F)                                 No Relevant Party was induced by fraud to enter into any Opinion Document.

We have not independently established the validity of the foregoing assumptions.

“Applicable Laws” means those laws, rules and regulations of the State of New York, and the federal laws, rules and regulations of the United States of America, that in our experience are normally applicable to the Relevant Parties, the Transaction Documents or transactions of the type contemplated by the Transaction Documents.  However, the term “Applicable Laws” does not include:

(i)                                     Any state or federal laws, rules or regulations relating to:  (A) pollution or protection of the environment; (B) zoning, land use, building or construction; (C) occupational safety and health or other similar matters; (D) labor or employee rights or benefits, including without limitation the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Fair Labor Standards Act, as amended; (E) the regulation of utilities; (F) antitrust and trade regulation; (G) tax; (H) securities, including without limitation federal and state securities laws, rules or regulations and the Investment Company Act of 1940, as amended (the “Investment Company Act”); (I) corrupt practices, including without limitation the Foreign Corrupt Practices Act of 1977, as amended, and the Currency and Foreign Transactions Reporting Act of 1970, as amended; (J) insurance; (K) the Dodd-Frank Wall Street Reform and Consumer Protection Act; and (L) copyrights, patents, service marks and trademarks.

(ii)                                  Any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

(iii)                               Any laws, rules or regulations that are applicable to the Relevant Parties, the Transaction Documents or such transactions solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to the Purchase Agreement or any of its affiliates because of the specific assets or business of such other party or such affiliate.

Based upon the foregoing, and subject to the qualifications and limitations herein set forth, we are of the opinion that:

1.                                      (a)                                 Warren California is a corporation that is validly existing and in good standing under the laws of the State of California.

(b)                                 Each Delaware Entity is a limited liability company that is validly existing and in good standing under the laws of the State of Delaware.

2.                                      Based solely on certificates of public officials, each entity listed in Section B of Schedule I was duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction listed in such Section with respect to it as of the respective dates specified in such Schedule.

3.                                      (a)                                 Each of Warren California and Warren Marcellus:

(i)                                     has the corporate power to execute, deliver and perform the Transaction Documents to which it is a party;

(ii)                                  has taken all corporate action necessary to authorize the execution, delivery and performance of such Transaction Documents; and

(iii)                               has duly executed and delivered such Transaction Documents.

(b)                                 Each of the Company, Warren E&P and Warren Marcellus has duly executed and delivered the Transaction Documents to which it is a party, to the extent that Applicable Laws are applicable to such execution and delivery.

(c)                                  Each of Warren California and each Delaware Entity has the corporate or limited liability company power and authority, as applicable, to carry on its business and to own, lease and operate its properties and assets, in each case as described in the Preliminary Offering Memorandum and the Offering Memorandum.

4.                                      (a)                                 Assuming the due authentication of the Notes by the Trustee in accordance with the Indenture and payment for the Notes by the Initial Purchasers in accordance with the Purchase Agreement, the Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with its terms and entitled to the benefits of the Indenture.

.(b)                              Assuming the due issuance, execution and authentication of the Exchange Notes in accordance with the Registration Rights Agreement and the Indenture, the Exchange Notes will be the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture.

5.                                      Each of the Indenture and the Registration Rights Agreement constitutes the valid and binding obligation of each Relevant Party, enforceable against it in accordance with its terms.

6.                                      The form of the Indenture complies with the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

7.                                      The execution and delivery by each Relevant Party of the Transaction Documents to which it is a party do not, and the performance by each Relevant Party of its obligations thereunder will not:

(a)                                 in the case of Warren California, violate its articles of incorporation or bylaws;

(b)                                 in the case of Warren Marcellus, violate its certificate of formation or limited liability company agreement;

breach or result in a default or the creation of any lien under any agreement or instrument listed in Section C of Schedule I hereto (the “Applicable Contracts”) (except that we express no opinion with respect to financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance) or any order, writ, judgment, injunction, decree, determination or award listed in Section D of Schedule I hereto; or

(d)                                 result in a violation by any Relevant Party of any Applicable Laws or Regulation X of the Board of Governors of the Federal Reserve System.

8.                                      No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, or any third party that is a party to any Applicable Contract, is required under Applicable Laws for the due execution, delivery or performance by any Relevant Party of any Transaction Document to which it is a party, except:

(a)                                 as may be required under the Securities Act of 1933, as amended (the “Securities Act”), and the Trust Indenture Act in connection with the registration statement described in the Pricing Disclosure Package and the Offering Memorandum and contemplated by the Registration Rights Agreement, and

(b)                                 that we express no opinion with respect to authorizations, approvals, actions, notices and filings  that may be required in connection with financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance.

9.                                      No Relevant Party is, or as a result of the transactions contemplated by the Transaction Documents will be,  required to register as an investment company under the Investment Company Act.

10.                               Based upon the representations, warranties and agreements of the Company, Warren E&P, Warren California and Warren Marcellus and the Initial Purchasers in the Purchase Agreement, it is not necessary in connection with the offer and sale of the Notes or the guarantees of the Relevant Parties (other than the Company) contained in Article 10 of the Indenture to the Initial Purchasers under the Purchase Agreement, or in connection with the initial offer, resale or delivery of the Notes and such guarantees by the Initial Purchasers in the manner contemplated by the Purchase Agreement, to register the Notes or such guarantees under the Securities Act, or to qualify the Indenture under the Trust Indenture Act, except for any registration or qualification of the Notes that may be required in connection with the exchange offer contemplated by the Preliminary Offering Memorandum, the Offering Memorandum and the Registration Rights Agreement, it being understood that no opinion is expressed as to any subsequent resale of any Notes or any such guarantees.

11.                               The statements set forth under the headings “Description of Other Indebtedness”, “Description of Notes”, “Exchange Offer; Registration Rights” and “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum, in each case insofar as such statements purport to summarize the terms of the documents referred to therein, accurately summarize such documents in all material respects.

12.                               The statements set forth under the headings “Certain United States Federal Income Tax Considerations” and “Certain ERISA Considerations” in the Preliminary Offering Memorandum and the Offering Memorandum, in each case insofar as such statements constitute summaries of legal matters referred to therein, accurately summarize in all material respects the legal matters referred to therein.

The opinions set forth above are subject to the following qualifications and exceptions:

(a)                                 Our opinions are limited to Applicable Laws, and also include:

(i)                                     in the case of our opinions in paragraphs 1(b), 3(c) and 7(b), the Delaware Limited Liability Company Act, but only to the extent based on our review thereof, without consideration of any judicial or administrative interpretation thereof;

(ii)                                  in the case our opinions in paragraphs 1(a), 3(a) and (c) and 7(a), the California Corporations Code, but only to the extent based on our review thereof, without consideration of any judicial or administrative interpretation thereof;

(ii)                                  in the case of our opinion in paragraph 2, to the limited extent set forth therein, the law of the states referred to in Section B of Schedule I;

(iii)                               in the case of our opinions in paragraphs 6, 8 and 10, the Trust Indenture Act;

(iv)                              in the case of our opinion in paragraph 7(d), Regulation X of the Board of Governors of the Federal Reserve System;

(v)                                 in the case of our opinion in paragraph 9, the Investment Company Act;

(vi)                              in the case of our opinions in paragraphs 8 and 10, the Securities Act; and

(vii)                           in the case of our opinion in paragraph 12, ERISA and the Internal Revenue Code of 1986, as amended,

and we do not express any opinion herein concerning any other laws.  Without derogating from the limitation on the scope of our opinion in this qualification (a), we note that we express no opinion in paragraph 7(d) or 8 with respect to the blue-sky laws of any jurisdiction in the United States or any federal or state anti-fraud laws, rules or regulations.

Our opinions are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the rights and remedies of creditors generally.

(c)                                  Our opinions are subject to general principles of equity exercisable in the discretion of a court (including without limitation obligations and standards of good faith, fair dealing, materiality and reasonableness and defenses relating to unconscionability or to impracticability or impossibility of performance).

(d)                                 We express no opinion with respect to the enforceability of

(i)                                     Indemnification provisions, or of waiver, release or exculpation provisions, contained in the Transaction Documents referred to therein to the extent that enforcement thereof is contrary to public policy regarding the indemnification against or release or exculpation of criminal violations, intentional harm, violations of securities laws or acts of gross negligence or willful misconduct or to the extent that the same relate to punitive damages.

(ii)                                  Any waiver of rights or defenses of a guarantor by Warren E&P, Warren California or Warren Marcellus in Article 10 of the Indenture.

(iii)                               Section 10.2(a) of the Indenture.

(e)                                  With respect to our opinion in paragraph 1, we have relied exclusively upon the certificates of public officials described in Section A of Schedule I hereto.

In the course of our acting as counsel to the Company in connection with the preparation of the Offering Memorandum, we reviewed the Pricing Disclosure Package and the Offering Memorandum and participated in conferences with officers and other representatives of the Company, Warren E&P, Warren California, Warren Marcellus and the Citrus Entities (as defined in the Purchase Agreement), representatives of the Initial Purchasers and counsel for the Initial Purchasers, and representatives of the independent public accountants for the Company and the Citrus Entities at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed.  We did not participate in the preparation of any documents filed by the Company or any Citrus Entity with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and incorporated by reference in or otherwise used in the preparation of the Pricing Disclosure Package or the Offering Memorandum.  The purpose of our professional engagement was not to establish or confirm factual matters set forth in Pricing Disclosure Package or the Offering Memorandum, and we have not undertaken to verify independently any of such factual matters.  Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature.  Subject to the foregoing, we confirm to you, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that:

the Pricing Disclosure Package, as of   :        .m., eastern time on August     , 2014, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(b)                                 the Offering Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Offering Memorandum (except as otherwise specifically stated in paragraphs 11 and 12), and we do not express any belief with respect to, the financial statements, related notes or schedules or other financial data, data related to oil and gas reserves and prospects or production data or related geological data, statistical data derived from such financial data or from data related to oil and gas reserves and prospects, acreage and well counts or production data or related geological data, or accounting data contained in or omitted from the Pricing Disclosure Package or the Offering Memorandum.

This opinion letter is rendered to you in connection with the transactions contemplated by the Transaction Documents.  Without our prior written consent, this opinion letter may not be relied upon by any person other than you and the other Initial Purchasers (except that US Bank, in its individual capacity and not as the Trustee, also may rely on paragraphs 3 through 8 of this opinion letter, subject to the same limitations and qualifications contained herein as are applicable to you and the other Initial Purchasers) or by you, the other Initial Purchasers or US Bank for any other purpose.

This opinion letter has been prepared, and is to be understood, in accordance with customary practice of lawyers who regularly give and lawyers who regularly advise recipients regarding opinions of this kind, is limited to the matters expressly stated herein and is provided solely for purposes of complying with the requirements of the Purchase Agreement, and no opinions may be inferred or implied beyond the matters expressly stated herein.  The opinions expressed herein are rendered and speak only as of the date hereof and we specifically disclaim any responsibility to update such opinions subsequent to the date hereof or to advise you of subsequent developments affecting such opinions.  We note that we only represent the Relevant Parties and their affiliates with respect to specific transactions, including the transactions contemplated by the Transaction Documents, and we are not general outside counsel for the Relevant Parties and their affiliates.

Respectfully submitted,

AB/RHS/AMD/JWH/OPC/RDA/JL

SCHEDULE I

SECTION A
CERTIFICATES OF PUBLIC OFFICIALS

Relevant Party	State	Type of Certificate	Date of Certificate
Warren Energy Services, LLC	Delaware	Existence and Good Standing	, 2014
Warren Marcellus, LLC	Delaware	Existence and Good Standing	, 2014
Warren California	California	Status	, 2014

SECTION B
STATES WHERE QUALIFIED TO DO BUSINESS

Relevant Party	State	Date of Certificate
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014
, 2014

, 2014
, 2014
, 2014
, 2014

SECTION C
APPLICABLE CONTRACTS

1.                                      Amended and Restated Credit Agreement dated as of November 19, 2007 among Warren Resources, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Administrative Agent, as a Lender and as Sole Bookrunner and Sole Lead Arranger, and the additional Lenders party thereto

2.                                      First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2009 among Warren Resources, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Administrative Agent, as a Lender and as Sole Bookrunner and Sole Lead Arranger, and the additional Lenders party thereto

3.                                      Second Amended and Restated Credit Agreement dated as of December 15, 2011 among Warren Resources, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Bank of Montreal, as Administrative Agent, as a Lender and the additional Lenders party thereto

4.                                      First Amendment to Second Amended and Restated Credit Agreement and First Amendment to Amended and Restated Guaranty as of December 31, 2013 among Warren Resources, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Bank of Montreal, as Administrative Agent, as a Lender and the additional Lenders party thereto

5.                                      Second Amendment to Credit Agreement, dated as of June 9, 2014, among Warren Resources, Inc., as Borrower, certain Subsidiaries of Borrower as Guarantors, Bank of Montreal, as Administrative Agent and as a Lender, the additional lenders that are parties thereto, and BMO Harris Financing, Inc., as the Swing Line Lender, amending the Second Amended and Restated Credit Agreement dated as of December 15, 2011, as amended

SECTION D
ORDERS, WRITS, JUDGMENTS, INJUNCTIONS, DECREES, DETERMINATIONS AND AWARDS

None.

ANNEX E

FORM OF VENABLE OPINION

[LETTERHEAD OF VENABLE LLP]

August [  ], 2014

BMO Capital Markets Corp.

Jefferies LLC

Wells Fargo Securities, LLC

as representatives of the several Initial Purchasers

c/o BMO Capital Markets Corp.

3 Times Square, 28th Floor

New York, New York 10036

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Re:                             Warren Resources, Inc.

Ladies and Gentlemen:

We have served as Maryland counsel to Warren Resources, Inc., a Maryland corporation (the “Company”), in connection with certain matters of Maryland law arising out of the sale and issuance by the Company of $[300,000,000] in aggregate principal amount of its Senior Notes due 2022 (the “Notes”), pursuant to a Purchase Agreement, dated August [•], 2014 (the “Purchase Agreement”), by and among the Company, the guarantors named therein and BMO Capital Markets Corp., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several initial purchasers listed in Schedule 1 thereto (collectively, the “Initial Purchasers”).  This firm did not participate in the negotiation or drafting of the Note Documents (as defined herein).  This opinion is being delivered to you in connection with Section 6(h) of the Purchase Agreement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the “Documents”):

1.                                      The Preliminary Offering Memorandum, dated July [•], 2014 (the “Preliminary Offering Memorandum” and, together with the written information set forth in the time of sale information attached as Annex A to the Purchase Agreement, the “Disclosure Package”), relating to the Notes;

2.                                      The Final Offering Memorandum, dated August [•], 2014 (the “Final Offering Memorandum”), relating to the Notes;

3.                                      The charter of the Company (the “Charter”), certified by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

4.                                      The Bylaws of the Company (the “Bylaws”), certified as of the date hereof by an officer of the Company;

5.                                      A certificate of the SDAT as to the good standing of the Company, dated as of a recent date;

6.                                      Resolutions adopted by the Board of Directors of the Company (the “Board”), and a duly authorized committee thereof (the “Resolutions”), relating to, among other things, (a) the sale and issuance of the Notes and (b) the authorization of the Note Documents and the performance by the Company of its obligations thereunder, certified as of the date hereof by an officer of the Company;

7.                                      The Purchase Agreement;

8.                                      The Registration Rights Agreement, dated the date hereof (the “Registration Rights Agreement”), by and among the Company, the guarantors named therein and you;

9.                                      One or more Global Notes, dated the date hereof (the “Global Notes”), registered in the name of Cede & Co., as nominee of The Depositary Trust Company, representing in the aggregate the Notes;

10.                               The Indenture, dated the date hereof (the “Indenture” and, together with the Purchase Agreement, the Registration Rights Agreement and the Global Notes, the “Note Documents”), by and among the Company, certain guarantors identified therein and U.S. Bank National Association, as trustee, relating to the Notes;

11.                               A certificate executed by an officer of the Company, dated as of the date hereof; and

12.                               Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

1.                                      Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2.                                      Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

3.                                      Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

4.                                      All Documents submitted to us as originals are authentic.  The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Documents as executed and delivered.  All Documents submitted to us as certified or photostatic copies conform to the original documents.  All signatures on all Documents are genuine.  All public records reviewed or relied upon by us or on our behalf are true and complete.  All representations, warranties, statements and information contained in the Documents are true and complete.  There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

5.                                      The terms of the Exchange Securities (as defined in the Registration Rights Agreement), if and when issued, will be substantially identical to the Notes.  The Exchange Securities will be issued only in exchange for the Notes pursuant to the Indenture or another indenture substantially identical to the Indenture as contemplated in the Registration Rights Agreement.

The phrase “known to us” is limited to the actual knowledge, without independent inquiry, of the lawyers at our firm who have performed legal services for the Company within the prior twelve months.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1.                                      The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2.                                      The Company has the corporate power to own its properties and assets and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum under the caption “Business.”

3.                                      The sale and issuance of the Notes have been duly authorized by the Company and, when issued and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement and the Resolutions and authenticated in the manner provided for in the Indenture, the Notes will be validly issued.

4.                                      The issuance of the Exchange Securities pursuant to the Registered Exchange Offer (as defined in the Registration Rights Agreement), the Indenture or another indenture substantially identical to the Indenture as contemplated in the Registration Rights Agreement have been duly authorized by the Company.

5.                                      The Company has the corporate power to execute and deliver the Note Documents and to perform its obligations thereunder.  The execution and delivery of the Note Documents have been duly authorized by the Company.  The Note Documents have been duly executed and, so far as is known to us, delivered by the Company.

6.                                      The execution and delivery of the Note Documents and the consummation of the transactions contemplated thereby will not conflict with or constitute a breach of the Charter or the Bylaws, or any Maryland law or regulation, or, so far as is known to us, any order of any Maryland governmental authority (other than any law, regulation or order in connection with the securities laws of the State of Maryland, as to which we express no opinion).

7.                                      No consent, approval, authorization or order of, or qualification with, any Maryland court or other Maryland governmental body or agency is required in connection with the due authorization, execution and delivery of the Note Documents by the Company or for the performance by the Company of its obligations under the Note Documents and the consummation of the transactions contemplated by the Note Documents, except for such as have already been obtained, if any (and except for any consents, approvals, authorizations, orders or qualifications as may be required under the securities laws of the State of Maryland, as to which we express no opinion).

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law.  We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the State of Maryland or as to federal or state laws regarding fraudulent transfers.  We note that the Note Documents provide that they shall be governed by the laws of states other than the State of Maryland.  To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter.  Our opinion expressed in paragraph 6 above is based upon our consideration of only those Maryland laws or regulations and orders of Maryland governmental authorities, if any, which, in our experience, are normally applicable to transactions of the type referred to in such paragraph.  Our opinion expressed in paragraph 7 above is based upon our consideration of only those consents, approvals, authorizations, orders or qualifications required by governmental authorities of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type referred to in such paragraph.  The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated.  We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you solely for your benefit.  Accordingly, this opinion may not be relied upon by, quoted in any manner to, or delivered to any other person or entity (other than (i) Thompson & Knight LLP, counsel to the Company, and (ii) Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers, in connection with their opinions of even date herewith relating to the sale and issuance of the Notes) without, in each instance, our prior written consent.

Very truly yours,

ANNEX F

FORM OF NEW MEXICO OPINION

[Letterhead of Warren Resources, Inc.]

August     , 2014

BMO CAPITAL MARKETS CORP.,

JEFFERIES LLC, and

WELLS FARGO SECURITIES, LLC, as Representatives of

the Initial Purchasers (as defined below)

c/o BMO Capital Markets Corp.

3 Times Square, 28th Floor

New York, NY 10036

JEFFERIES LLC

520 Madison Avenue

New York, NY 10022

WELLS FARGO SECURITIES, LLC

550 South Tryon Street

Charlotte, NC 28202

Ladies and Gentlemen:

I am the associate general counsel of Warren Resources, Inc., a Maryland corporation (the “Company”), and have acted as such in connection with the transactions contemplated by the Purchase Agreement dated as of August         , 2014 (the “Purchase Agreement”) between the Company, Warren E&P, Inc., a New Mexico corporation (“Warren E&P”), Warren Resources of California, Inc., a California corporation (“Warren California”), Warren Marcellus LLC, a Delaware limited liability company (together with Warren E&P and Warren California, the “Guarantors”, and the Guarantors and the Company together being the “Relevant Parties”), and you, as Representatives of the initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”).  This opinion letter is furnished to you solely for purposes of complying with the requirements of Section 6(h) of the Purchase Agreement.

In connection with this opinion letter, I have examined original counterparts or copies of original counterparts of the following documents:

(a).                              The Purchase Agreement.

(b).                              The Indenture dated as of August     , 2014 between the Relevant Parties and U.S. Bank National Association, as trustee, including the guarantee contained in Article 10 thereof.

(c).                               The    .      % Senior Notes due 2022 issued today by the Company (the “Notes”).

(d).                              The Registration Rights Agreement dated as of the date hereof between the Relevant Parties and you.

(e).                               The Preliminary Offering Memorandum dated July     , 2014 (the “Preliminary Offering Memorandum”) relating to the offering of the Notes.

(f).                                The Offering Memorandum dated                  , 2014 (the “Offering Memorandum”) relating to the offering of the Notes.

The documents listed in items (a) through (d) above and any    .      % Senior Notes due 2022 that may be issued in accordance with any exchange offer pursuant to the Registration Rights Agreement are referred to collectively herein as the “Transaction Documents”.

In rendering the opinions expressed below, I have assumed:

(i).                                 The genuineness of all signatures.

(ii).                             The authenticity of the originals of the documents submitted to me.

(iii).                         The conformity to authentic originals of any documents submitted to me as copies.

I have not independently established the validity of the foregoing assumptions.

As to matters of fact, I have relied, without independent investigation or verification, upon the representations of the Relevant Parties made or otherwise incorporated in the Purchase Agreement and representations and statements made in certificates of public officials and officers of the Relevant Parties.

Based upon the foregoing, and subject to the qualifications and limitations herein set forth, I am of the opinion that:

1.                                      Warren E&P is a corporation that is validly existing and in good standing under the laws of the State of New Mexico.

2.                                      Warren E&P:

(a).                              has the corporate power to execute, deliver and perform the Transaction Documents to which it is a party;

(b).                              has taken all corporate action necessary to authorize the execution, delivery and performance of such Transaction Documents; and

(c).                               has duly executed and delivered such Transaction Documents.

3.                                      Warren E&P has the corporate power and authority to carry on its business and to own, lease and operate its properties and assets, in each case as described in the Preliminary Offering Memorandum and the Offering Memorandum.

4.                                      The execution and delivery by Warren E&P of the Transaction Documents to which it is a party do not, and the performance by it of its obligations thereunder will not, violate its articles of incorporation or bylaws.

The opinions set forth above are subject to the following qualifications and exceptions:

(a).                              My opinions are limited to the New Mexico Business Corporation Act, Chapter 53, Articles 11 through 18, codified at NMSA §53-11-1, et. seq. (1978), as amended, and I do not express any opinion herein concerning any other laws.

(b).                              With respect to my opinion in paragraph 1, I have relied exclusively on a certificate dated July 23, 2014 of the Secretary of State of the State of New Mexico.

This opinion letter is rendered to you and the other Initial Purchasers in connection with the transactions contemplated in the Purchase Agreement.  This opinion letter may not be relied upon by any person other than you and the other Initial Purchasers, or by you or the other Initial Purchasers for any other purpose, without my prior written consent.

This opinion letter:  (i) has been prepared, and is to be understood, in accordance with customary practice of lawyers who regularly give and lawyers who regularly advise recipients regarding opinions of this kind; (ii) is limited to the matters expressly stated herein; and (iii) is provided solely for purposes of complying with the requirements of the Purchase Agreement.  No opinions may be inferred or implied beyond the matters expressly stated herein.  The opinions expressed herein are rendered and speak only as of the date hereof and I specifically disclaim any responsibility to update such opinions subsequent to the date hereof or to advise you of subsequent developments affecting such opinions.

This opinion letter is rendered to you by the undersigned as associate general counsel and on behalf of the Company. Recourse with respect to this opinion letter is limited to the Company, and there shall be no recourse against the undersigned individually with respect to this opinion letter.

Respectfully submitted,

WARREN RESOURCES, INC.

By:
Ellis G. Vickers

Exhibit A

[Form of Registration Rights Agreement]